united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Annual Report
September 30, 2015

1-855-527-2363
www.patriotfund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Patriot Fund
Shareholder Letter

September 30, 2015

The Patriot Fund (the “Fund”) is a large cap domestic equity portfolio that attempts to provide long-term capital appreciation while maintaining a ‘terror-free’ investment mandate. The Patriot Fund was created to give individual investors the same opportunity to divest their portfolios of companies operating in nations designated as state sponsors of terrorism that institutions have had for years. The Advisor believes that divestment, in addition to being a patriotic act, can help minimize global security risk in a portfolio. The Patriot Fund employs Ascendant’s proprietary investment process that is based on a bottom up, quantitative approach to investment research and security selection. Although the process is primarily quantitative, the most attractive opportunities are evaluated for qualitative considerations before portfolios are constructed or sell decisions are made.

For the twelve months ended September 30, 2015 the Fund (TRFTX) returned 3.48%. YTD the Fund has a return of -1.40%. Although the S&P 500 and many broad indices were negative for the trailing year, the Patriot Fund’s positive performance is attributable to strong security selection across multiple sectors. Consumer Staples, Health Care, Industrials, Information Technology, Utilities, Telecom and Materials sectors all outperformed and contributed to relative outperformance. Consumer Discretionary and Energy detracted from returns. We received very little attribution from sector weights and rely much more on security selection to derive returns.

Considerations for the coming year include central bank policy, slowing global growth and depressed energy prices. Emerging market instability and currency devaluation alongside a rising dollar also present areas to consider. We believe that a diversified portfolio built by using a consistently applied process to identify relative value stocks with the potential for strong earnings growth and momentum is the best approach to managing the various risk factors investors face.

Regards,

James H. Lee
Portfolio Manager

3844-NLD-11/24/2015

PATRIOT FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, compared to its benchmark:

			Since Inception**-
	One Year	Three Year	September 30, 2015
Patriot Fund – Class A	3.22%	12.27%	11.72%
Patriot Fund – Class A with load	(2.74)%	10.08%	9.89%
Patriot Fund – Class C	2.39%	11.45%	10.94%
Patriot Fund – Class I	3.48%	12.56%	12.02%
S&P 500 Total Return Index	(0.61)%	12.40%	12.14%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.90% for Class A shares, 3.65% for Class C shares and 2.65% for Class I shares per the January 28, 2015 prospectus. Class A shares are subject to a maximum sales charge of 5.75% and a maximum contingent deferred sales charge of 1.00% on certain redemptions. The Fund’s Adviser waives and/or reimburses certain expenses of the Fund. Absent this arrangement, the returns shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855 -527-2363 (1 -855-5ASCEND ).

**	Inception date is March 1, 2012.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

PATRIOT FUND
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2015

The Fund’s top asset classes and industry sectors as of September 30, 2015, are as follows:

Portfolio Holdings:
Asset Class/Industry Sector	% of Net Assets
Consumer, Non-cyclical	22.9%
Consumer, Cyclical	19.5%
Financial	16.1%
Technology	11.5%
Communications	8.2%
Energy	6.1%
Industrial	6.8%
Utilities	2.3%
Basic Materials	2.0%
Other, Cash & Equivalents	4.6%
100%

Please refer to the Portfolio of Investments in this Annual Report for more detailed analysis of the Fund’s holdings.

PATRIOT FUND
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value
	COMMON STOCKS - 95.4%
	AEROSPACE/DEFENSE - 2.1%
3,333	General Dynamics Corp.	$459,787

	AIRLINES - 3.7%
21,022	Southwest Airlines Co.	799,677

	AUTO MANUFACTURERS - 1.8%
13,008	General Motors Co.	390,500

	BANKS - 8.5%
22,748	Bank of America Corp.	354,414
9,251	BB&T Corp.	329,336
8,599	Northern Trust Corp.	586,108
13,931	U.S. Bancorp	571,310
		1,841,168
	BEVERAGE - 3.7%
6,515	Constellation Brands, Inc.	815,743

	CHEMICALS - 2.0%
9,566	CF Industries Holdings, Inc.	429,513

	COMMERCIAL SERVICES - 2.1%
5,081	Mastercard, Inc. - Class A	457,900

	COMPUTERS - 3.1%
6,200	Apple, Inc.	683,860

	ELECTRIC - 2.3%
8,795	American Electric Power Co., Inc.	500,084

	ELECTRONICS - 2.9%
5,081	Thermo Fisher Scientific, Inc.	621,305

	FOOD - 2.4%
7,275	Kraft Foods Group, Inc.	513,469

	HEALTHCARE-PRODUCTS - 2.6%
6,569	Danaher Corp.	559,744

	HEALTHCARE - SERVICES - 6.1%
6,276	Aetna, Inc.	686,657
5,581	UnitedHealth Group, Inc.	647,452
		1,334,109
	INSURANCE - 5.1%
5,429	ACE Ltd.	561,359
11,510	MetLife, Inc.	542,696
		1,104,055
	INTERNET - 3.5%
609	Google, Inc. - Class C *	370,528
608	Google, Inc. - Class A *	388,129
		758,657

See accompanying notes to financial statements.

PATRIOT FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value
	LEISURE TIME - 2.7%
12,064	Carnival Corp.	$599,581

	MACHINERY - DIVERSIFIED - 1.9%
5,461	Deere & Co.	404,114

	OIL & GAS - 4.9%
3,203	Chevron Corp.	252,653
7,676	Exxon Mobil Corp.	570,711
5,309	Royal Dutch Shell PLC - ADR	251,593
		1,074,957
	OIL & GAS SERVICES - 1.1%
6,981	Halliburton Co.	246,778

	PHARMACEUTICALS - 6.0%
8,209	Amerisource Bergen Corp.	779,773
10,739	Merck & Co., Inc.	530,399
		1,310,172
	REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.5%
2,627	Public Storage	555,952

	RETAIL - 11.3%
6,677	CVS Health Corporation	644,197
12,096	Foot Locker, Inc.	870,549
12,227	Gap, Inc.	348,470
8,361	TJX Cos., Inc.	597,143
		2,460,359
	SEMICONDUCTORS - 2.2%
9,092	QUALCOMM, Inc.	488,513

	SOFTWARE - 6.2%
10,141	Fiserv, Inc. *	878,312
10,500	Microsoft Corp.	464,730
		1,343,042
	TELECOMMUNICATIONS - 4.7%
11,705	AT&T, Inc.	381,349
24,269	Cisco Systems, Inc.	637,061
		1,018,410

	TOTAL COMMON STOCKS (Cost $18,354,885)	20,771,449

See accompanying notes to financial statements.

PATRIOT FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value
	SHORT-TERM INVESTMENT - 3.8%
826,815	Dreyfus Cash Management, 0.03%** (Cost $826,815)	$826,815

	TOTAL INVESTMENTS - 99.2% (Cost $19,181,700) (a)	$21,598,264
	OTHER ASSETS LESS LIABILITIES - 0.8%	175,721
	NET ASSETS - 100.0%	$21,773,985

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,205,012 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,233,748
Unrealized Depreciation:	(840,496)
Net Unrealized Appreciation:	$2,393,252

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

ADR - American Depositary Receipt

PLC - Public Limited Company

See accompanying notes to financial statements.

PATRIOT FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

ASSETS
Investment in securities at value (identified cost $19,181,700)	$21,598,264
Receivable for Fund shares sold	158,711
Dividends and interest receivable	20,018
Prepaid expenses and other assets	32,500
TOTAL ASSETS	21,809,493

LIABILITIES
Investment advisory fees payable	18,146
Distribution (12b-1) fees payable	1,548
Accrued expenses and other liabilities	15,814
TOTAL LIABILITIES	35,508
NET ASSETS	$21,773,985

Net Assets Consist Of:
Paid in capital	$18,764,090
Accumulated net realized gain from security transactions	593,331
Net unrealized appreciation on investments	2,416,564
NET ASSETS	$21,773,985

Net Asset Value Per Share:
Class A Shares:
Net Assets	$6,131,826
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	438,333
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$13.99
Maximum offering price per share (maximum sales charge of 5.75%) (b)	$14.84

Class C Shares:
Net Assets	$372,867
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	27,355
Net asset value (Net Assets ÷ Shares Outstanding ), offering price and redemption price per share (a)	$13.63

Class I Shares:
Net Assets	$15,269,292
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,080,924
Net asset value (Net Assets ÷ Shares Outstanding ), offering price and redemption price per share (a)	$14.13

(a)	Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption of shares held less than 30 days may be assessed a redemption fee of 2.00%.

(b)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 18 months after their purchase.

See accompanying notes to financial statements.

PATRIOT FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends (Less foreign withholding tax $2,221)	$310,055
Interest	238
TOTAL INVESTMENT INCOME	310,293

Investment advisory fees	231,429
Distribution (12b-1) fees:
Class A	8,741
Class C	2,979
Administrative services fees	57,329
Professional fees	28,845
Registration fees	18,719
Transfer agent fees	17,561
Trustees fees and expenses	13,681
Printing and postage expenses	11,542
Compliance officer fees	5,832
Custodian fees	5,330
Non 12b-1 shareholder servicing	541
Insurance expense	449
Other expenses	1,374
TOTAL EXPENSES	404,352

Less: Fees waived by the Adviser	(36,974)

NET EXPENSES	367,378
NET INVESTMENT LOSS	(57,085)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	764,357
Net change in unrealized appreciation (depreciation) on investments	(745,001)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	19,356

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,729)

See accompanying notes to financial statements.

PATRIOT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
FROM OPERATIONS	2015	2014
Net investment income (loss)	$(57,085)	$(34,065)
Net realized gain from security transactions	764,357	660,840
Net change in unrealized appreciation (depreciation) on investments	(745,001)	1,579,373
Net increase (decrease) in net assets resulting from operations	(37,729)	2,206,148
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(104,981)	(2,593)
Class C	(8,892)	(726)
Class I	(600,776)	(26,842)
From net investment income:
Class I	—	(1,349)
Net decrease in net assets resulting from distributions to shareholders	(714,649)	(31,510)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,741,164	1,290,284
Class C	308,934	104,466
Class I	5,852,861	545,863
Net asset value of shares issued in reinvestment of distributions:
Class A	89,761	1,393
Class C	8,891	726
Class I	567,564	27,966
Redemption fee proceeds:
Class A	26	—
Class C	3	—
Class I	111	—
Payments for shares redeemed:
Class A	(306,058)	(485,653)
Class C	(311,817)	(15,433)
Class I	(896,609)	(1,208,861)
Net increase in net assets resulting from shares of beneficial interest	10,054,831	260,751

TOTAL INCREASE IN NET ASSETS	9,302,453	2,435,389

NET ASSETS
Beginning of Year	12,471,532	10,036,143
End of Year*	$21,773,985	$12,471,532
* Includes accumulated net investment income of:	$—	$—

See accompanying notes to financial statements.

PATRIOT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014
SHARE ACTIVITY
Class A:
Shares Sold	322,014	98,881
Shares Reinvested	6,590	109
Shares Redeemed	(20,970)	(35,584)
Net increase in shares of beneficial interest outstanding	307,634	63,406

Class C:
Shares Sold	21,667	7,581
Shares Reinvested	666	58
Shares Redeemed	(21,728)	(1,181)
Net increase in shares of beneficial interest outstanding	605	6,458

Class I:
Shares Sold	394,561	41,537
Shares Reinvested	41,338	2,185
Shares Redeemed	(60,860)	(89,870)
Net increase (decrease) in shares of beneficial interest outstanding	375,039	(46,148)

See accompanying notes to financial statements.

PATRIOT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Class A Shares	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$14.37	$11.91	$10.51	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.03)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gain on investments	0.47	2.56	1.43	0.53
Total from investment operations	0.44	2.50	1.40	0.51

Less distributions from:
Net realized gains	(0.82)	(0.04)	—	—
Total distributions	(0.82)	(0.04)	—	—
Paid-in-Capital From Redemption Fees (2)	0.00 (7)	—	—	0.00	(7)
Net asset value, end of period	$13.99	$14.37	$11.91	$10.51

Total return (3)	3.22%	20.99%	13.32%	5.10	% (6)
Net assets, at end of period (000s)	$6,132	$1,878	$801	$747

Ratio of gross expenses to average net assets (4)	2.61%	2.89%	3.04%	4.32	% (5)
Ratio of net expenses to average net assets	2.40%	2.40%	2.40%	2.40	% (5)
Ratio of net investment income (loss) to average net assets	(0.23)%	(0.47)%	(0.27)%	(0.28	)% (5)
Portfolio Turnover Rate	22%	23%	32%	34	% (6)

(1)	The Patriot Fund’s Class A shares commenced operations on March 1, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PATRIOT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Class C Shares	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$14.13	$11.79	$10.48	$10.00

Activity from investment operations:
Net investment loss (2)	(0.18)	(0.17)	(0.13)	(0.06)
Net realized and unrealized gain on investments	0.50	2.55	1.44	0.54
Total from investment operations	0.32	2.38	1.31	0.48

Less distributions from:
Net realized gains	(0.82)	(0.04)	—	—
Total distributions	(0.82)	(0.04)	—	—
Paid-in-Capital From Redemption Fees (2)	0.00 (7)	—	—	0.00	(7)
Net asset value, end of period	$13.63	$14.13	$11.79	$10.48
Total return (3)	2.39%	20.19%	12.50%	4.80	% (6)
Net assets, at end of period (000s)	$373	$378	$239	$37
Ratio of gross expenses to average net assets (4)	3.36%	3.64%	3.79%	5.07	% (5)
Ratio of net expenses to average net assets	3.15%	3.15%	3.15%	3.15	% (5)
Ratio of net investment loss to average net assets	(0.64)%	(1.24)%	(1.14)%	(1.03	)% (5)
Portfolio Turnover Rate	22%	23%	32%	34	% (6)

(1)	The Patriot Fund’s Class C shares commenced operations on March 1, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PATRIOT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended		Year Ended		Period Ended
	September 30,	September 30,		September 30,		September 30,
Class I Shares	2015	2014		2013		2012 (1)
Net asset value, beginning of period	$14.47	$11.96		$10.53		$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.05)	(0.03)		(0.00	) (7)	(0.00	) (7)
Net realized and unrealized gain on investments	0.53	2.58		1.43		0.53
Total from investment operations	0.48	2.55		1.43		0.53

Less distributions from:
Net investment income	—	(0.00	) (7)	—		—
Net realized gains	(0.82)	(0.04)		—		—
Total distributions	(0.82)	(0.04)		—		—
Paid-in-Capital From Redemption Fees (2)	0.00 (7)	—		—		0.00	(7)
Net asset value, end of period	$14.13	$14.47		$11.96		$10.53
Total return (3)	3.48%	21.34%		13.58%		5.30	% (6)
Net assets, at end of period (000s)	$15,269	$10,215		$8,996		$8,506
Ratio of gross expenses to average net assets (4)	2.38%	2.64%		2.79%		4.07	% (5)
Ratio of net expenses to average net assets	2.15%	2.15%		2.15%		2.15	% (5)
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.23)%		(0.02)%		(0.03	)% (5)
Portfolio Turnover Rate	22%	23%		32%		34	% (6)

(1)	The Patriot Fund’s Class I shares commenced operations on March 1, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1.	ORGANIZATION

The Patriot Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek growth of capital.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2015 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$20,771,449	$—	$—	$20,771,449
Short-Term Investment	826,815	—	—	826,815
Total	$21,598,264	$—	$—	$21,598,264

There were no transfers into or out of Level 1, Level 2 or Level 3 during the current year. It is the Fund’s policy to record transfers between fair value levels at the end of the reporting period. The Fund did not hold any Level 2 or Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open tax years 2012 - 2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $12,282,925 and $3,533,007, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Ascendant Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.40% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser) do not exceed 2.40% per annum of Class A average daily net assets, 3.15% per annum for Class C average daily net assets, and 2.15% per annum for Class I average daily net assets.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 2.40%, 3.15% and 2.15% of average daily net assets, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.40%, 3.15% and 2.15% of average daily net assets for Class A, Class C and Class I, respectively. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed 2.40%, 3.15% and 2.15% per annum of the Fund’s average daily net assets, the recoupment shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2015 the Fund waived $36,974 in advisory fees.

The following amounts are subject to recapture by the Fund by the following dates:

	9/30/2016	9/30/2017	9/30/2018
Patriot Fund	$61,624	$57,261	$36,974

During the year ended September 30, 2015, AWM Services, LLC, a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund. AWM Services, LLC received $22,971 in brokerage commissions.

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

otherwise required to be provided by the Adviser. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended September 30, 2015, the Distributor received $90,493 from front-end sales charges of which $13,601 was retained by the underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended September 30, 2015 and September 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$142,790	$1,349
Long-Term Capital Gain	571,859	30,161
	$714,649	$31,510

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$64,411	$557,123	$—	$—	$(4,891)	$2,393,252	$3,009,895

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The difference between book basis and tax basis net investment income, unrealized appreciation and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales and straddles and tax adjustments. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, and adjustments for REITs, resulted in reclassification for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Gains
$—	$57,085	$(57,085)

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the year ended September 30, 2015, the Fund assessed $140 in redemption fees.

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Patriot Fund

We have audited the accompanying statement of assets and liabilities of Patriot Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period March 1, 2012 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Patriot Fund, as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended and for the period March 1, 2012 through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 23, 2015

PATRIOT FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2015

As a shareholder of the Patriot Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Patriot Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Patriot Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$953.00	$11.75	2.40%
Class C	1,000.00	949.20	15.39	3.15
Class I	1,000.00	954.70	10.54	2.15

Hypothetical	Beginning	Ending	Expenses Paid	Expense Ratio
(5% return before expenses)	Account Value	Account Value	During Period*	During Period**
	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$1,013.04	$12.11	2.40%
Class C	1,000.00	1,009.28	15.87	3.15
Class I	1,000.00	1,014.29	10.86	2.15

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

PATRIOT FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/15 – NLFT_v3

PATRIOT FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-527-2363.

9/30/15 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-527-2363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-527-2363.

INVESTMENT ADVISER
Ascendant Advisors, LLC
Four Oaks Place
1330 Post Oaks Blvd., Suite 1550
Houston, TX 77056

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 - $12,000
2014 - $12,000

(b)	Audit-Related Fees
2015 - None
2014 - None

(c)	Tax Fees

2015 - $2,000

2014 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,000
2014 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/10/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/10/15

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 12/10/15